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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2000

                                   FORTEL INC.
                          (formerly Zitel Corporation)
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

            0-12194                                     94-2566313
     (Commission File No.)               (I.R.S. Employer Identification No.)

                            46832 LAKEVIEW BOULEVARD
                                FREMONT, CA 94538
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 440-9600


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ITEM 5.      OTHER EVENTS.

         On November 8, 2000, FORTEL INC. entered into a letter agreement with the two institutional purchasers to which it had sold 2,191,781 shares of its common stock on July 18, 2000, pursuant to the Securities Purchase Agreement, Registration Rights Agreement and Repricing Warrants (collectively the "Agreements"), copies of which were filed with the Company's Current Report on Form 8-K filed on or about July 27, 2000. Under the terms of the letter agreement, the Agreements were modified to replace redemption with specified liquidated damages as a remedy for certain breaches of and defaults under the Agreements.

         The foregoing constitutes only a summary of certain of the terms of the letter agreement a copy of which is attached as an Exhibit to this Report. Readers are urged to review those Exhibits for the full terms and conditions of the letter agreement.

ITEM 7:      EXHIBITS

         (c) The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

             Exhibit 10(a) Letter Agreement of November 8, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         FORTEL INC.

Dated:  November 17, 2000                By: /s/ Henry C. Harris
                                         Name: Henry C. Harris
                                         Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION

10(a)             Letter Agreement.